SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 29, 2011

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On March 29, 2011, our Board of Directors made the decision to dismiss our former accountant, De Joya Griffith & Company, LLC. The decision to dismiss was based solely upon economic factors and was approved by the Company’s board of directors as the Company has no audit or similar committee. On or about March 31, 2011, we retained the firm of Malcolm L. Pollard, Inc. to review all interim period financial statements going forward and audit our financial statements for the year ending December 31, 2010. Such change in accountant was approved by the Company’s board of directors. At no time prior to our retention of Malcolm L. Pollard, Inc. did we, or anyone on our behalf, consult with Malcolm L. Pollard, Inc. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

De Joya, Griffith & Company, LLC reviewed only our Form 10-Q for the period ending September 30, 2010. The review on our financial statements for the period ending September 30, 2010 did not contain an adverse opinion or a disclaimer of opinion nor were qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the review of the interim periods up to the date of resignation as described herein, there were no other disagreements between De Joya, Griffith & Company, LLC and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, nor any advisement of reportable events that, if not resolved to the satisfaction of De Joya, Griffith & Company, LLC would have caused De Joya, Griffith & Company, LLC to make reference to the subject matter of the disagreement or reportable events in connection with its reports on our financial statements for such years.

We have provided a copy of this Report on Form 8-K to De Joya, Griffith & Company, LLC and requested that it provide us with a letter addressed to the SEC stating whether it agrees with the statements made by us in response to this item. A copy of that response letter, dated April  1, 2011 is attached hereto as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

16.1	Auditor Consent Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 1, 2011		Tactical Air Defense Services, Inc. /s/ Alexis Korybut

	By:	Alexis Korybut
	Its:	Chief Executive Officer